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                                                                      EXHIBIT 23
                                                                      ----------

                                             Alco Standard Corporation
                                             Form 10-K - Fiscal Year Ended
                                             September 30, 1995


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
              --------------------------------------------------

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Alco Standard Corporation of our report dated October 17, 1995, (except for the stock split described in Note 1, as to which the date is November 9,
1995), included in the 1995 Annual Report to the Shareholders of Alco Standard Corporation.

Our audits also included the financial statement schedule of Alco Standard Corporation listed in item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We consent to the incorporation by reference in the following registration statements on Form S-8 and Form S-3 of Alco Standard Corporation and in the related Prospectuses of our report dated October 17, 1995, (except for the stock split described in Note 1, as to which the date is November 9, 1995), with respect to the consolidated financial statements of Alco Standard Corporation incorporated by reference in its Annual Report (Form 10-K) for the fiscal year ended September 30, 1995 filed with the Securities and Exchange Commission and the related financial statement schedule included therein.

  Registration      Filing
     Number          Date                     Description
  ------------      ------                    -----------
    2-66880         March 10, 1980            Alco Standard Corporation
                                              1980 Deferred Compensation Plan

    2-75296         December 11, 1982         Alco Standard Corporation
                                              1982 Deferred Compensation Plan

    2-70630         December 30, 1982         Alco Standard Corporation
                                              1981 Stock Option Plan

    33-00120        September 6, 1985         Alco Standard Corporation
                                              1985 Deferred Compensation Plan

    33-3046         February 10, 1987         Alco Standard Corporation
                                              1986 Stock Option Plan

    33-26732        January 27, 1989          Alco Standard Corporation
                                              1989 Directors' Stock Option Plan

    33-36745        September 10, 1990        Alco Standard Corporation
                                              1991 Deferred Compensation Plan

    33-38192        December 10, 1990         Alco Standard Corporation
                                              Partners' Stock Purchase Plan

    33-38193        December 10, 1990         Alco Standard Corporation
                                              1986 Stock Option Plan

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
    33-41689        July 12, 1991             Alco Standard Corporation
                                              292,864 Shares of Common Stock

    33-41690        July 12, 1991             Alco Standard Corporation
                                              3,300,001 Shares of Common
                                              Stock

    33-84376        June 4, 1992              Alco Standard Corporation
                                              Stock Award Plan

    33-50974        August 17, 1992           Alco Standard Corporation
                                              1,034,061 Shares of Common
                                              Stock

    33-50976        August 17, 1992           Alco Standard Corporation
                                              382,250 Shares of Common Stock

    33-55004        November 24, 1992         Alco Standard Corporation
                                              Stock Participation Plan

    33-55096        November 24, 1992         Alco Standard Corporation
                                              Stock Option Plan for Non-
                                              Employee Directors

    33-49863        July 30, 1993             Alco Standard Corporation
                                              42,200 Shares of Common Stock

    33-51183        November 24, 1993         Alco Standard Corporation
                                              Partners' Stock Purchase Plan

    33-53711        May 19, 1994              Alco Standard Corporation
                                              496,090 Shares of Common Stock

    33-54779        July 28, 1994             Alco Standard Corporation
                                              365,871 Shares of Common Stock

    33-54781        July 28, 1994             Alco Standard Corporation
                                              Stock Award Plan

    33-55947        October 7, 1994           Alco Standard Corporation
                                              122,409 Shares of Common Stock

    33-56455        November 14, 1994         Alco Standard Corporation
                                              25,655 Shares of Common Stock

    33-56457        November 14, 1994         Alco Standard Corporation
                                              46,774 Shares of Common Stock

    33-56469        November 15, 1994         Alco Standard Corporation
                                              1995 Stock Option Plan

    33-56471        November 15, 1994         Alco Standard Corporation
                                              Long Term Incentive Compensation
                                              Plan

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
    33-_____        November 14, 1995         Alco Standard Corporation
                                              $750,000,000 Debt Securities,
                                              Preferred Stock or Common
                                              Stock

                                                    /s/ Ernst & Young LLP
                                                    ---------------------
Philadelphia, Pennsylvania                          Ernst & Young LLP
November 14, 1995
